UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-01528

Bruce Fund, Inc.
(Exact name of registrant as specified in charter)

20 North Wacker Drive, Suite 2414	Chicago, IL	60606
(Address of principal executive offices)	(Zip code)

William J. Murphy

Unified Fund Services, Inc.

2960 N. Meridian Street, Ste. 300

Indianapolis, IN 46208

(Name and address of agent for service)

Registrant's telephone number, including area code:	312-236-9160

Date of fiscal year end:	06/30

Date of reporting period:	06/30/09

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

BRUCE FUND, INC.

REPORT TO SHAREHOLDERS

Annual Report

June 30, 2009

BRUCE FUND, INC.

20 North Wacker Drive

Suite 2414

Chicago, Illinois 60606

(312) 236-9160

BRUCE FUND, INC.

Management’s Discussion and Analysis

The Bruce Fund (the “Fund”) shares produced a total return of -11.20% for the year ended June 30, 2009, compared to a total return of -26.20% for the S&P 500 Index for the same period. While the results in the second half of the fiscal year were better than the first, we are still in negative territory. It seems for every positive holding, there would be a negative one. Attractive long term investment opportunities seemed scarce. Our positions in convertible bonds staged a rally in the last couple months as well as some of the common stocks we held. The U.S. Government bonds showed slight appreciation in the period and the cash balance remains above normal.

We are not of the opinion that the second half of the calendar year will see a marked improvement in the economy or the stock market in general. We have tried to position the Fund accordingly. We believe the time to be more aggressive is still further down the road. Management continues to screen investment opportunities for their long-term capital appreciation potential versus the risks that investment might present. Areas of recent interest have been various bonds selling at discounts to par value and offering a reasonable yield. The bonds as well as the stocks in the portfolio encompass significant investment risks, which are again outlined in the prospectus.

          Shareholders are invited to use the toll-free number (800) 872-7823 to obtain any Fund information (including the proxy voting record), or can visit www.thebrucefund.com, to obtain the same.

Investment Results

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-800-872-7823.

* The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The S&P 500 Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling the same number as above. Please read it carefully before investing.

The chart above assumes an initial investment of $10,000 made on June 30, 1999 and held through June 30, 2009. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Bruce Fund, and to obtain performance data current to the most recent month end, please call 1-800-872-7823. Investing in the Fund involves certain risks that are discussed in the Fund’s prospectus. Please read the prospectus carefully before you invest or send money.

FUND HOLDINGS– (Unaudited)

1As a percent of net assets.

Availability of Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available at the SEC’s website at www.sec.gov. The Fund’s Form N-Qs are also available by calling the Fund at (800) 872-7823. The Fund’s Form N-Qs may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ABOUT YOUR FUND'S EXPENSES- (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period (January 1, 2009) and held for the entire period (through June 30, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Bruce Fund	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses Paid During Period* January 1 – June 30, 2009
Actual	$1,000.00	$1,173.16	$4.99
Hypothetical**	$1,000.00	$1,020.20	$4.64

* Expenses are equal to the Fund’s annualized expense ratio of 0.93%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).

** Assumes a 5% return before expenses.

BRUCE FUND, INC.
SCHEDULE OF INVESTMENTS
June 30, 2009

COMMON STOCKS - (34.98%)
No. of Shares		Issue	Cost	Market Value
	Automotive/Transportation (2.64%)
122,500	(a)	AMERCO	$ 7,194,045	$ 4,550,875
53,300	(a)	Amerigon, Inc.	374,699	325,130
133,791	(a)	Noble International, Ltd.	1,795,793	25,420
			9,364,537	4,901,425

	Biological Products (0.09%)
107,410	(a)	Advanced Life Sciences Holdings, Inc.	111,209	54,779
58,305	(a)	Vion Pharmaceuticals, Inc.	250,156	114,861
			361,365	169,640

	Business Services (0.47%)
130,000	(a)	Internet Capital Group, Inc.	1,016,211	874,900

	Chemicals (1.11%)
506,885	(a)	Omega Protein Corp.	2,671,525	2,057,953

	Consumer Products (5.29%)
1,663,656	(a)	Alanco Technologies, Inc.	3,609,525	682,099
313,900	(a)	American Italian Pasta Co. - Class A	1,302,443	9,147,046
			4,911,968	9,829,145

	Electric Services (2.45%)
294,849	(a)	Calpine Corp.	3,720,342	3,287,566
20,000		Integrys Energy Group, Inc.	463,954	599,800
50,000		Pepco Holdings, Inc.	554,830	672,000
			4,739,126	4,559,366

	Energy/Energy Services (2.86%)
80,000	(a)	Arena Resources, Inc.	709,600	2,548,000
238,500	(a)	ATP Oil & Gas Corp.	9,589,070	1,659,960
156,919	(a)	Double Eagle Petroleum Co.	3,182,328	781,457
80,000	(a)	Hercules Offshore, Inc.	2,461,778	317,600
			15,942,776	5,307,017

	Guided Missiles & Space Vehicles & Parts (0.89%)
1,370,073	(a)	Astrotech Corp.	5,557,768	1,644,088

	Health Services (6.10%)
597,347	(a)	America Service Group, Inc.	6,866,334	9,599,366
681,934	(a)	EDAP TMS S.A. (ADR)	5,241,682	1,022,901
182,300	(a)	Health Grades, Inc.	156,028	712,793
			12,264,044	11,335,060

	Manufacturing (2.71%)
1,731,500		AirBoss of America Corp. (Canadian)	5,706,705	5,024,459

	Mineral Exploration (3.21%)
5,825,100	(a)	Admiral Bay Resources, Inc.	4,153,315	500,804
280,000		Kinross Gold Corp.	2,749,745	5,082,000
199,270	(a)	Solitario Exploration & Royalty Corp. (Canadian)	347,555	378,613
			7,250,615	5,961,417

	Pharmaceutical/Drug Delivery (3.83%)
1,029,412	(a)	Cell Genesys, Inc.	473,630	300,588
631,746	(a)	Durect Corp.	2,244,259	1,503,555
130,000	(a)	Elan Corp., plc (ADR)	851,573	828,100
50,000		Merck & Co., Inc.	2,130,679	1,398,000
1,668,415	(a)	NexMed, Inc.	1,785,136	793,331
302,300	(a)	EPIX Pharmaceuticals, Inc.	464,102	40,811
150,000		Pfizer, Inc.	3,890,679	2,250,000
			11,840,058	7,114,385

*See accompanying notes which are an integral part of these financial statements

BRUCE FUND, INC.
SCHEDULE OF INVESTMENTS - continued
June 30, 2009

COMMON STOCKS - (34.98%) - continued
No. of Shares		Issue	Cost	Market Value
Property-Casualty Insurance (2.88%)
211,502	(a)	GAINSCO, Inc.	$ 5,685,629	$ 3,331,157
45,000		RLI Corp.	2,225,358	2,016,000
			7,910,987	5,347,157

Telecommunications (0.45%)
632,679	(a)	iBasis, Inc.	1,262,819	828,809

		Total Common Stocks	90,800,504	64,954,821

CONVERTIBLE PREFERRED/PREFERRED STOCKS (1.34%)

Convertible Preferred Stocks (0.37)
10,000		AES Trust III 6.75%	331,030	430,000
129,900		Edge Petroleum Corp. - Series A, 5.75%	6,340,213	259,800
			6,671,243	689,800

Preferred Stocks (0.97%)
80,000		AMERCO Series A, 8.50%	1,491,145	1,800,800

		Total Convertible Preferred/Preferred Stocks	8,162,388	2,490,600

BONDS - (52.85%)
Principal		Issue
U.S. Government (16.85%)
$ 30,000,000		U.S. Treasury "Strips", 0.00% due 8-15-2028	11,505,291	12,769,470
30,000,000		U.S. Treasury "Strips", 0.00% due 8-15-2029	11,591,011	12,226,050
20,000,000		U.S. Treasury "Strips", 0.00% due 2-15-2036	5,922,225	6,287,840
			29,018,527	31,283,360

Municipal (0.02%)
1,000,000	(a)	Indianapolis Airport Authority 6.50% due 11-15-2031	166,972	32,500

Corporate (11.35%)
2,300,000	(b)	Charter Communications, LLC 9.92% due 4-1-2011	1,881,438	18,400
4,000,000		Constellation Energy Group 7.60% due 4-1-2032	3,503,924	3,570,720
6,000,000		Energy XXI Gulf Coast, Inc. 10.00% due 6-15-2013	2,926,205	3,570,000
1,500,000	(c)	Land O' Lakes Capital Trust I 7.45% due 3-15-2028	963,243	1,140,000
3,000,000		McMoRan Exploration Co. 11.875% due 11-15-2014	2,272,345	2,553,750
1,000,000		ONEOK, Inc. 6.00% due 6-15-2035	736,951	840,682
2,000,000	(c)	W & T Offshore, Inc. 8.25% due 6-15-2014	1,425,208	1,550,000
2,000,000		Whiting Petroleum Corp., 7.00%, due 2-01-2014	1,386,705	1,865,000
7,300,000	(c)	XM Satellite Radio, Inc. 13.00% due 8-1-2013	2,760,404	5,976,875
			17,856,423	21,085,427

Corporate Convertibles (24.63%)
10,179,000	(e)	Antigenics, Inc. 5.25% due 2-1-2025	6,043,923	6,158,295
11,013,000	(b)	Atherogenics, Inc. 4.50% due 3-1-2011	7,251,717	936,105
4,389,000	(c)	C&D Technologies, Inc. 5.25% due 11-1-2025	3,929,450	2,770,556
2,250,000		C&D Technologies, Inc. 5.25% due 11-1-2025	2,178,028	1,420,313
1,695,000	(e)	C&D Technologies, Inc. 5.50% due 11-15-2026	1,106,432	1,105,988
1,000,000		Cell Genesys, Inc. 3.125% due 11-1-2011	1,566,557	560,000
1,550,000	(e)	Cell Genesys, Inc. 3.125% due 5-1-2013	821,627	744,000
5,500,000		Cell Therapeutics, Inc. 4.00% due 7-1-2010	4,842,393	4,482,500
5,250,000	(c)(e)	Cell Therapeutics, Inc. 5.75% due 12-15-2011	4,856,419	3,885,000
1,000,000	(c)	Cell Therapeutics, Inc. 6.75% due 10-31-2010	1,000,000	815,000
1,800,000	(b)(c)(e)	Ciphergen Biosystems, Inc. 7.00% due 9-1-2011	1,567,678	180,000
14,887,000	(b)	deCODE Genetics, Inc. 3.50% due 4-15-2011	8,434,904	1,190,960
2,000,000	(c)(e)	EDAP TMS S.A. 9.00% due 10-30-2012	2,000,000	1,800,000
6,600,000		Endeavor International Corp. 6.00% due 1-15-2012	6,295,802	4,801,500
3,000,000		Flotek Industries, Inc. 5.25% due 2-15-2028	791,470	1,211,250
3,000,000		Human Genome Sciences, Inc. 2.25% due 10-15-2011	2,818,660	1,830,000
2,150,000		Incyte Corp. 3.50% due 2-15-2011	1,985,253	1,499,625
3,000,000	(c)	Isis Pharmaceuticals, Inc. 2.625% due 2-15-2027	2,765,694	3,637,500
60,000		Isis Pharmaceuticals, Inc. 2.625% due 2-15-2027	62,233	72,750
2,466,638	(b)(e)	Kellstrom Industries, Inc. 5.50% due 6-15-2003	100,250	24,666
1,000,000	(b)(e)	Kellstrom Industries, Inc. 5.75% due 10-15-2002	36,350	10,000
3,000,000		Mankind Corp. 3.75% due 12-15-2013	1,440,988	1,863,750
2,700,000	(b)(e)	Midway Games, Inc. 6.00% due 9-30-2025	2,532,792	540,000
1,762,892	(e)	Oscient Pharmaceuticals 12.50% due 1-15-2011	3,126,193	387,836
7,000,000	(c)	Vion Pharmaceuticals, Inc. 7.75% due 2-15-2012	6,746,145	2,406,250
920,000		Vion Pharmaceuticals, Inc. 7.75% due 2-15-2012	569,840	316,250
2,000,000		ViroPharma, Inc. 2.00% due 3-15-2017	1,551,699	1,095,000
			76,422,497	45,745,094

		Total Bonds	123,464,419	98,146,381

*See accompanying notes which are an integral part of these financial statements

BRUCE FUND, INC.
SCHEDULE OF INVESTMENTS - continued
June 30, 2009

WARRANTS - (0.02%)
No. of Shares		Issue	Cost	Market Value
168,000	(a)(e)	Edap Inc., expires 10-30-2013	$ -	$ 42,000
468,000	(a)(e)	Vion Pharmaceuticals, Inc., expires 2-15-2010	-	4,680
		Total Warrants	-	46,680

RIGHTS - (0.01%)

200,000	(a)(e)(f)	Calpine Corp. Escrow Retirement Rights	-	20,000
3,500	(a)(e)(f)	Epix Pharmacuticals CVR	-	-
		Total Rights	-	20,000

MONEY MARKET - (9.88%)

18,346,239	(d)	Fidelity Institutional Money Market Treasury Only - Class I, 0.13%	18,346,239	18,346,239
		Total Money Market	18,346,239	18,346,239

		Total Investments (99.08%)	$ 240,773,550	$ 184,004,721

		Other assets less liabilities (0.92%)		1,706,538

		TOTAL NET ASSETS (100.00%)		$ 185,711,259

	(a)	Non-cash income producing security.
	(b)	In default.
	(c)	Private Placement and restricted security under Rule 144A of the Securities Act of 1933.
	(d)	Variable rate securities; the money market rate shown represents the rate at June 30, 2009.
	(e)	This security is currently valued according to the fair value procedures approved by the Board of Directors.
	(f)	This security has no expiration date, it will convert to common stock at a future date.

*See accompanying notes which are an integral part of these financial statements

BRUCE FUND, INC.
Statement of Assets and Liabilities
June 30, 2009

Assets
Investments in securities, at market value (cost $240,773,550)	$ 184,004,721
Interest receivable	1,709,490
Dividends receivable	74,438
Receivable for Fund shares sold	97,497
Prepaid expenses	8,907
Total Assets	185,895,053

Liabilities
Accrued advisory fees	89,076
Other accrued expenses	76,620
Payable for Fund shares redeemed	18,098
Total Liabilities	183,794

Net Assets	$ 185,711,259

Net Assets consist of:
Capital stock (650,037 shares of $1 par value
capital stock issued and outstanding: 2,000,000
shares authorized)	$ 650,037
Paid in capital	244,168,039
Accumulated undistributed net investment income	5,045,827
Accumulated net realized (loss) on investments	(7,383,815)
Net unrealized depreciation on investments	(56,768,829)

Net Assets	$ 185,711,259

Shares outstanding (2,000,000 shares authorized)	650,037

Net asset value, offering and redemption price per share	$ 285.69

*See accompanying notes which are an integral part of these financial statements

BRUCE FUND, INC.
Statement of Operations
For the fiscal year ended June 30, 2009

Investment Income
Interest income	$ 10,478,952
Dividend income (Net of foreign withholding taxes of $9,790)	600,154
Total Income	11,079,106

Expenses
Investment adviser fee	1,070,229
Transfer agent expense	222,805
Administration expense	138,236
Fund accounting expense	55,581
Postage expense	31,336
Report printing expense	57,322
Registration expense	22,328
Custodian expense	21,854
Audit expense	30,970
Insurance expense	3,440
Miscellaneous expense	545
Total Expenses	1,654,646
Net Investment Income	9,424,460

Realized & Unrealized Gain (Loss)
Net realized gain (loss) on investment securities	(7,634,111)
Change in unrealized appreciation (depreciation)
on investment securities	(30,745,268)
Net realized and unrealized gain (loss) on investment securities	(38,379,379)
Net increase (decrease) in net assets resulting from operations	$ (28,954,919)

*See accompanying notes which are an integral part of these financial statements

BRUCE FUND, INC.
Statements of Changes in Net Assets

	Fiscal	Fiscal
	Year ended	Year ended
	June 30, 2009	June 30, 2008
Operations
Net investment income	$ 9,424,460	$ 12,528,542
Net realized gain (loss) on investment securities	(7,634,111)	3,221,511
Change in unrealized appreciation (depreciation) on investment securities	(30,745,268)	(60,291,963)
Net increase (decrease) in net assets resulting from operations	(28,954,919)	(44,541,910)

Distributions
From net investment income	(7,692,453)	(16,226,177)
From net realized gain	(2,723,394)	(4,414,701)
Total distributions	(10,415,847)	(20,640,878)

Capital Share Transactions
Proceeds from shares sold	21,557,009	27,267,676
Reinvestment of distributions	9,776,442	19,628,827
Amount paid for shares redeemed	(40,374,120)	(128,471,052)
Net increase (decrease) in net assets resulting
from capital share transactions	(9,040,669)	(81,574,549)

Total Increase (Decrease) in Net Assets	(48,411,435)	(146,757,337)

Net Assets
Beginning of year	234,122,694	380,880,031

End of year	$ 185,711,259	$ 234,122,694

Accumulated undistributed net investment income
included in net assets at end of year	$ 5,045,827	$ 3,313,819

Capital Share Transactions
Shares sold	83,301	70,759
Shares issued in reinvestment of distributions	39,963	55,958
Shares redeemed	(157,362)	(340,586)

Net increase (decrease) from capital share transactions	(34,098)	(213,869)

*See accompanying notes which are an integral part of these financial statements

BRUCE FUND, INC.
Financial Highlights
Selected data for each share of capital stock outstanding through each year is presented below

	Fiscal year ended June 30,
	2009	2008	2007	2006	2005

Selected Per Share Data
Net asset value, beginning of year	$ 342.22	$ 424.14	$ 408.85	$ 350.35	$ 283.34

Income from investment operations:
Net investment income	14.44	18.48	12.86	8.14	5.67	[1]
Net realized and unrealized gain (loss)	(55.37)	(73.12)	25.57	60.55	73.01
Total from investment operations	(40.93)	(54.64)	38.43	68.69	78.68

Less Distributions to Shareholders:
From net investment income	(11.52)	(21.45)	(10.17)	(5.41)	(5.19)
From net realized gain	(4.08)	(5.83)	(12.97)	(4.78)	(6.48)
Total distributions	(15.60)	(27.28)	(23.14)	(10.19)	(11.67)

Net asset value, end of year	$ 285.69	$ 342.22	$ 424.14	$ 408.85	$ 350.35

Total Return[2]	-11.20%	-13.04%	9.66%	19.98%	27.80%

Ratios and Supplemental Data
Net assets, end of year ($ millions)	$ 185.71	$ 234.12	$ 380.88	$ 225.59	$ 81.54
Ratio of expenses to average net assets	0.93%	0.82%	0.78%	0.94%	1.03%
Ratio of net investment income to
average net assets	5.29%	4.22%	3.72%	2.89%	1.73%
Portfolio turnover rate	15.61%	20.80%	14.69%	29.02%	10.05%
.
[1] Figures are based on average daily shares outstanding during the year.
[2] Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

*See accompanying notes which are an integral part of these financial statements

BRUCE FUND, INC.

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2009

NOTE A - ORGANIZATION

Bruce Fund, Inc. (the “Fund”) is a Maryland corporation incorporated on June 20, 1967. The Fund’s only business during the past five years has been as an investment company. The name of the Fund was changed to Bruce Fund, Inc., in October 1983. The Fund is an open end, diversified, management investment company and the Fund’s primary investment objective is long-term capital appreciation. The investment adviser to the Fund is Bruce and Co., Inc. (the “Adviser”).

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The financial statements of the Fund have been prepared in conformity with accounting principles generally accepted in the United States of America ("US GAAP") and reporting practices prescribed for the mutual fund industry. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A description of the significant accounting policies follows:

1. The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), on July 1, 2008. In accordance with FAS 157, fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. In addition, in April 2009, FASB issued Staff Position No. 157-4, “Determining Fair Value When the Volume and Activity for the Asset or Liability Have Significantly Decreased and Indentifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 further clarifies the requirements of FAS 157. The Fund adopted FAS 157-4 as of June 30, 2009.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair market value of such securities.

BRUCE FUND, INC.

NOTES TO THE FINANCIAL STATEMENTS - continued

June 30, 2009

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – continued

Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service, the security will be classified as a Level 1 security. Sometimes, a preferred security owned by the Fund will be valued by the pricing service with factors other than market quotations. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board of Directors of the Fund (the “Board”). These securities will be categorized as Level 3 securities.

Investments in money market mutual funds are generally priced at the ending net asset value (NAV) provided by the service agent of the money market fund. These securities will be categorized as Level 1 securities.

Fixed income securities (corporate bonds, asset-backed securities, U.S. government securities and U.S. government agency securities) are generally valued using market quotations and will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

BRUCE FUND, INC.

NOTES TO THE FINANCIAL STATEMENTS - continued

June 30, 2009

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – continued

The following is a summary of the inputs used to value the Fund’s assets as of June 30, 2009:

		Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks	$ 64,954,821	$ -	$ -	$ 64,954,821

Convertible Preferred Securities	-	2,490,600	-	2,490,600

Corporate Bonds	-	13,513,552	-	13,513,552

Restricted Corporate Bonds	-	8,666,875	-	8,666,875

Convertible Corporate Bonds	-	20,185,003	8,970,785	29,155,788

Restricted Convertible Corporate Bonds	-	9,629,306	5,865,000	15,494,306

U.S. Government Bonds	-	31,283,360	-	31,283,360

Municipal Bonds	-	32,500	-	32,500

Warrants	-	-	46,680	46,680

Rights	-	-	20,000	20,000

Money Market	18,346,239	-	-	18,346,239

Total	$ 83,301,060	$ 85,801,196	$ 14,902,465	$ 184,004,721

In the absence of a listed price quote, or a supplied price quote which is deemed to be unrepresentative of the actual market price, the Adviser shall use any or all of the following criteria to value Level 3 securities:

•	Last sales price
•	Price given by pricing service
•	Last quoted bid & asked price
•	Third party bid & asked price
•	Indicated opening range

BRUCE FUND, INC.

NOTES TO THE FINANCIAL STATEMENTS - continued

June 30, 2009

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – continued

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for the Fund:

	Balance as of June 30, 2008	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net purchases (sales)	Transfers in and/or out of Level 3	Balance as of June 30, 2009

Convertible Corporate Bonds	$ 2,526,099	$ -	$ (69,333)	$ 2,454,988	$ 4,059,031	$ 8,970,785

Restricted Convertible Corporate Bonds	4,567,500	-	1,597,500	-	(300,000)	5,865,000

Warrants	65,400	-	(18,720)	-	-	46,680

Rights	20,000	-	-	-	-	20,000

Total	$ 7,178,999	$ -	$ 1,509,447	$ 2,454,988	$ 3,759,031	$ 14,902,465

The total change in unrealized appreciation (depreciation) included in the Statement of Changes in Net Assets attributable to Level 3 investments still held at June 30, 2009 was $ (3,481,410).

2.

The Fund makes no provision for federal income tax. The Fund intends to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized capital gains. If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

In accordance with Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes”, as of and during the fiscal year ended June 30, 2009, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the fiscal year ended June 30, 2009, the Fund did not incur any interest or penalties related to income tax expense. The Fund is not subject to examination by the U.S. Federal tax authorities for the tax years prior to 2006.

3. Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned, and discounts on investments are accreted into income using the effective interest method. Realized gains or losses from securities transactions are recorded on the specific identification method for both book and tax purposes.

BRUCE FUND, INC.

NOTES TO THE FINANCIAL STATEMENTS - continued

June 30, 2009

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – continued

4. Subsequent events – Pursuant to Financial Accounting Standards Board (“FASB”) Statement No. 165, “Subsequent Events” (“FAS 165”), management has evaluated subsequent events through August 26, 2009 and determined there was no material impact on these financial statements.

5. Recent Accounting Pronouncements - In June 2009, the FASB issued Statement of Financial Accounting Standards No. 168, "The FASB Accounting Standards Codification TM and the Hierarchy of Generally Accepted Accounting Principles - a replacement of FASB Statement No 162" ("SFAS 168"). SFAS 168 replaces SFAS No.162, "The Hierarchy of Generally Accepted Accounting Principles" and establishes the "FASB Accounting Standards Codification TM" ("Codification") as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with generally accepted accounting principles in the United States. All guidance contained in the Codification carries an equal level of authority. On the effective date of SFAS 168, the Codification will supersede all then-existing non-SEC accounting and reporting standards. All other nongrandfathered non-SEC accounting literature not included in the Codification will become nonauthoritative. SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund evaluated this new statement, and has determined that it will not have a significant impact on the determination or reporting of the Fund's financial statements.

NOTE C - PURCHASES AND SALES OF SECURITIES

For the fiscal year ended June 30, 2009, purchases and sales of securities, other than short-term investments and short-term U.S. Government obligations were as follows:

	Purchases	Sales
U.S. Government Obligations	$ -	$ 6,446,620
Other	25,421,702	29,371,621

As of June 30, 2009, the net unrealized depreciation on investments for tax purposes was as follows:

Gross Appreciation	$ 25,260,545
Gross (Depreciation)	(87,831,303)

Net Depreciation
on Investments	$ (62,570,758)

 At June 30, 2009, the aggregate cost of securities for federal income tax purposes was $246,575,479.

NOTE D - RELATED PARTIES

Bruce and Co., an Illinois corporation, is the investment adviser of the Fund and furnishes investment advice. In addition, it provides office space and facilities and pays the cost of all prospectuses and financial reports (other than those mailed to current shareholders). Compensation to the Adviser for its services under the Investment Advisory Contract is paid monthly based on the following:

Annual Percentage Fee	Applied to Average Net Assets of Fund
1.00%	Up to $20,000,000; plus
0.60%	$20,000,000 to $100,000,000; plus
0.50%	over $100,000,000.

BRUCE FUND, INC.

NOTES TO THE FINANCIAL STATEMENTS - continued

June 30, 2009

NOTE D - RELATED PARTIES - continued

As of June 30, 2009, Robert B. Bruce was the beneficial owner of 16,356 Fund shares, R. Jeffrey Bruce was the beneficial owner of 4,877 Fund shares and Robert DeBartolo was the beneficial owner of 164 Fund shares. Robert B. Bruce and Robert DeBartolo are directors of the Fund; both Robert B. Bruce and R. Jeffrey Bruce are officers of the Fund and are officers, directors and owners of the Adviser.

NOTE E - DIVIDEND DISTRIBUTION

During December 2008, the Fund announced a dividend from net investment income of $11.5164 per share and a long-term capital gain distribution of $4.0772 per share. These distributions were payable December 17, 2008 to shareholders of record on December 16, 2008.

The tax character of distributions paid during fiscal years 2009 and 2008 was as follows:

	2009	2008
Distributions paid from:
Ordinary Income	$ 7,692,453	$ 16,226,177
Short-Term Capital Gain	-	596,127
Long-Term Capital Gain	2,723,394	3,818,574

	$ 10,415,847	$ 20,640,878

As of June 30, 2009, the components of distributable earnings (accumulated losses) on a tax basis were as follows:.

Undistributed Ordinary Income	$ 5,083,803
Accumulated Undistributed Realized Gain	(1,832,182)
Unrealized Depreciation	(62,570,758)

$ (59,319,137)

At June 30, 2009, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the deferral of post-October losses in the amount of $5,801,929.

NOTE F - CAPITAL LOSS CARRYFORWARD

As of June 30, 2009, the Fund has available for federal tax purposes an unused capital loss carryforward of $1,832,182 which is available for offset against future taxable net capital gains. This loss carryforward expires on June 30, 2017.To the extent these carryforwards are used to offset future capital gains, it is probable that the amount, which is offset, will not be distributed to shareholders.

NOTE G - RESTRICTED SECURITIES

The Fund has acquired several securities, the sale of which is restricted, through private placements. At June 30, 2009, the aggregate market value of such securities amounted to $24,161,181 or 13.01% of the Fund’s net assets. 76% of the restricted securities are valued using quoted market prices. The other 24% are valued according to fair value procedures approved by the Board of Directors. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders

Bruce Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Bruce Fund, Inc. (the “Fund”) (a Maryland corporation), including the schedule of investments as of June 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended June 30, 2009 and 2008, and the financial highlights for the five years ended June 30, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Fund was not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of the securities owned as of June 30, 2009, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bruce Fund, Inc. as of June 30, 2009, the results of its operations for the year then ended, the changes in its net assets for the years ended June 30, 2009 and 2008, and the financial highlights for the five years ended June 30, 2009, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois

August 26, 2009

Directors and Officers

The Fund is managed by its officers and directors. It has no advisory board, and no standing committees of the board of directors. Directors serve until the successor of each shall have been duly elected and shall have qualified. Independent Directors constitute a majority of the board.

The following table provides information regarding the Independent Directors:

Name, Address*, (Age), Position with Fund**, Term of Position with Fund	Principal Occupation During Past 5 Years and Other Directorships
Ward M. Johnson (72) Independent Director, December 1985 to present	2002 to present - Real Estate Sales, Landings Co.
Robert DeBartolo (49) Independent Director, March 2007 to present	2008 to present – Vice President, Client Engagements, Cadient Group 2000 to 2008 – Managing Director, Executive Vice President, Corbett Accel Healthcare Group, Omnicom
*	The address for each director is 20 North Wacker Drive, Suite 2414, Chicago, Illinois 60606.

** The Fund consists of one series. The Fund is not part of a Fund Complex.

The following table provides information regarding each Director who is an “interested person” of the Fund, as defined in the 1940 Act, and each officer of the Fund.

Name, Address*, (Age), Position with Fund,** Term of Position with Fund	Principal Occupation During Past 5 Years and Other Directorships
Robert B. Bruce*** (77) Chairman, Director, President, and Treasurer, 1983 to present; Chief Compliance Officer, 2004 to present

l974 to present - principal, Bruce and Co. (investment adviser); l982 to present - Chairman of Board of Directors, Treasurer, Professional Life & Casualty Company (life insurance issuer), previously Assistant Treasurer.

R. Jeffrey Bruce*** (49) Vice President and Secretary, 1983 to present	1983 to present – analyst/manager, Bruce and Co. (investment adviser); 1993 to present – Director, Professional Life & Casualty Company (life insurance issuer)
*	The address for each of the directors and officers is 20 North Wacker Drive, Suite 2414, Chicago, Illinois 60606.

** The Fund consists of one series. The Fund is not part of a Fund Complex.

*** Mr. Robert Bruce and Mr. Jeffrey Bruce are “interested” persons because they are officers, directors, and owners of the Adviser. Robert Bruce is the father of Jeffrey Bruce.

The Fund’s Statement of Additional Information (“SAI”) includes information about the directors and is available, without charge, upon request. You may call toll-free (800) 872-7823 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available without charge upon request by (1) calling the Fund at (800) 872-7823 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

BRUCE FUND

OFFICERS AND

DIRECTORS

Robert B. Bruce

President and Treasurer

R. Jeffrey Bruce

Vice President and Secretary

Robert DeBartolo

Director

W. Martin Johnson

Director

Investment Adviser

Bruce and Co., Inc.

Chicago, Illinois

Custodian

Huntington National Bank

Columbus, Ohio

Transfer Agent

Unified Fund Services, Inc.

Indianapolis, Indiana

Counsel

Thomas P. Ward

Lake Forest, Illinois

Independent Registered Public Accounting Firm

Grant Thornton LLP

Chicago, Illinois

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fees and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics.

(a)        As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)         Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)         Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)	Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f)         Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a)        The registrant’s board of directors has determined that the registrant does not have an audit financial expert. The directors determined that, although none of its members meet the technical definition of an audit expert, the group has sufficient financial expertise to adequately perform its duties.

(a)	Audit Fees

Bruce Fund

FY 2009	$ 27,500
FY 2008	$ 27,500

(b)	Audit-Related Fees

Bruce Fund	Registrant	Adviser
FY 2009	$ 0	$ 0
FY 2008	$ 0	$ 0

Nature of the fees:

(c)	Tax Fees

Bruce Fund
FY 2009	$ 0
FY 2008	$ 0

Nature of the fees:	preparation of the 1120 RIC

(d)	All Other Fees

Bruce Fund
Registrant	Adviser
FY 2009	$ 0
FY 2008	$ 0

Nature of the fees:

(e)	(1)	Board Audit Policies

The Board of Directors are responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Billed Pursuant to Waiver of Pre-Approved Requirement

Registrant

Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(f)         During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)         The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant	Adviser
FY 2008	$ 0	$0
FY 2007	$ 0	$0

(h)         Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments.	Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)        Based on an evaluation of the registrant’s disclosure controls and procedures as of September 3, 2009, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)        There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics is filed herewith.

(a)(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the
Investment Company Act of 1940 are filed herewith.

(a)(3)	Not Applicable – there were no written solicitations to purchase securities under Rule 23c-1 during the period

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Bruce Fund, Inc.

By	/s/ Robert B. Bruce
Robert B. Bruce, President

Date	9/03/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Robert B. Bruce
Robert B. Bruce, President

Date	9/03/09

By	/s/ R. Jeffery Bruce

R. Jeffery Bruce, Principal Accounting Officer

Date	9/03/09